UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 17, 2025

STEREOTAXIS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36159	94-3120386
(Commission File Number)	(IRS Employer Identification No.)

710 North Tucker Boulevard, Suite 110, St. Louis, Missouri	63101
(Address of Principal Executive Offices)	(Zip Code)

(314) 678-6100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	STXS	NYSE American LLC

Item 1.01. Entry into a Material Definitive Agreement

On July 17, 2025, Stereotaxis, Inc. (the “Company”) entered into a placement agency agreement (the “Placement Agency Agreement”) with Lake Street Capital Markets, LLC (“Placement Agent”) and a securities purchase agreement (the “Purchase Agreement”) with certain investors (the “Investors”) pursuant to which the Company agreed to sell, in a registered direct offering (the “Offering”), $12.5 million shares of common stock, par value $0.001 per share (the “Common Stock”), as described below. The public offering price for each share of Common Stock in the Offering was $2.00.

The initial closing (the “Initial Closing”) under the Purchase Agreement is expected to occur on July 18, 2025, and the Company expects to issue an aggregate of 4,250,000 shares of its Common Stock (the “Initial Shares”) to the Investors and receive aggregate gross proceeds of $8.5 million with respect to such Initial Shares, before deducting the Placement Agent’s fees and expenses and other Offering expenses payable by the Company. In addition, the Company has agreed to issue, and one of the Investors has agreed to purchase, 2,000,000 additional Shares (the “Additional Shares”) on November 25, 2025 (or such earlier date as the Company and such Investor agrees) (the “Additional Closing”). At the Additional Closing, the Company expects to receive gross proceeds of $4.0 million for such Additional Shares, before deducting Offering expenses payable by the Company. The Company intends to use the net proceeds from the Offering for working capital, to accelerate product commercialization, research and development, and other general corporate purposes.

Each of the Placement Agency Agreement and the Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties and termination provisions.

Pursuant to the Placement Agency Agreement, the Company agreed to pay the Placement Agent as compensation a cash fee equal to 5.5% as to $7.5 million of the gross proceeds received at the Initial Closing, plus reimbursement of up to $100,000 for certain expenses and legal fees. The Placement Agency Agreement contains customary representations, warranties, and covenants by the Company. It also provides for customary indemnification by each of the Company and the Placement Agent for losses or damages arising out of or in connection with the Offering, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. No placement fees will be payable as to the $1.0 million of gross proceeds to be received at the Initial Closing or the $4.0 million of gross proceeds to be received at the Additional Closing.

The Initial Shares and the Additional Shares are being offered by the Company pursuant to a prospectus supplement (the “Prospectus Supplement”) to the registration statement on Form S-3 originally filed on May 19, 2023, with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (File No. 333-272102), and declared effective on June 6, 2023.

The foregoing description of the material terms of the Placement Agency Agreement and the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Placement Agency Agreement and the form of Purchase Agreement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The legal opinion, including the related consent, of Bryan Cave Leighton Paisner LLP relating to the legality of the issuance and sale of shares in the Offering is filed as Exhibit 5.1 to this Current Report.

Item 7.01 Regulation FD Disclosure

On July 17, 2025, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the anticipated use of proceeds from the Offering and the funds to be received at the Additional Closing, as well as the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Offering. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed in the forward-looking statements due to numerous factors, including the Company’s ability to satisfy the closing conditions for the Offering, general market and economic conditions, and those risks discussed in the Company’s Prospectus Supplement, Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and in other documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

5.1	Opinion of Bryan Cave Leighton Paisner LLP
10.1	Placement Agency Agreement, by and between the Company and Lake Street Capital Markets, LLC, dated as of July 17, 2025
10.2	Form of Securities Purchase Agreement, dated as of July 17, 2025, by and among the Company and the investors party thereto
23.1	Consent of Bryan Cave Leighton Paisner LLP (included in Exhibit 5.1)
99.1	Press Release, dated July 17, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEREOTAXIS, INC.

Date: July 17, 2025	By:	/s/ Kim Peery
	Name:	Kim Peery
	Title:	Chief Financial Officer